IronClad Encryption

DATA AND COMMUNICATION DEFENSE SOLUTIONS

"Securing your data at rest and in motion"

OTCQB: IRNC

July 2019

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements. Actual results may differ materially from those projected or implied in any forward-looking statements. Such statements involve risks and uncertainties, including but not limited to those relating to product and customer demand, market acceptance of our products, the ability to create new products through research and development, the successful results of strategic initiatives, the successful launch of our products, the success of our research and development, the ability to enter into partnership opportunities, the ability to generate the forecasted revenue stream and cash flow from sales of our products, the ability to achieve a sustainable, profitable business, the effect of economic conditions, the ability to protect our intellectual property rights, competition from other providers and products, risks in product development, our ability to raise capital to fund continuing operations, and other factors discussed from time to time in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made except as required by law.

About IronClad Encryption

IronClad

IronClad Encryption is a next-generation cyber security company with proprietary patented technology for multi-platform data protection.

- Protecting data at rest or in motion across devices, networks and the cloud
- Patented Perpetual Authentication provides multi-level security redundancy ensuring encryption integrity and preventing unauthorized access
- Patented Dynamic Synchronous Key Management encrypts data on a block-by-block basis ensuring, in the unlikely event of a breach, only a meaningless block(s) of data may be exposed
- Highly efficient underlying technology requires low processing power, low power consumption, and low overhead enabling deployments across entire networks instead of just selected databases or files
- ICE Phone voice and data transmissions are peer-to-peer encrypted; however, the dynamic encryption keys themselves are not transmitted between devices further reducing the threat surface of IronClad deployments
- Experienced management team with strong cyber security credentials

Our Mission: To enable users to live their lives, conduct their business and execute their missions securely and without the intrusion of unauthorized parties.

Why Current Encryption Methods Fail

IronClad

Single 256 Bit Key



Today's standard encryption technologies use a single point of encryption.

Brute force hacking methods break a single encryption, exposing all data within the targeted data communication.

The Patented Solution – Data in Transit


4000+ BIT MASTER KEY FOR EACH DATA BLOCK
DATA BLOCK
DATA BLOCK
DATA BLOCK
DATA BLOCK
DATA BLOCK




4000+ BIT MASTER KEY FOR EACH DATA BLOCK
DATA BLOCK
DATA BLOCK
DATA BLOCK
DATA BLOCK
DATA BLOCK

Each block of data is individually encrypted at the point of data entry, instead of in between data entry points.

Our synchronized encryption continuously re-authenticates each data block during a communication session. This is called a "ratcheting" effect.

Hackers are unable to extract meaningful information.

Data is continuously protected and secure.

Protects SCADA Systems

Game Changing Advantages

IronClad

- Virtually no latency in voice or data transmissions
- Low power and overhead requirements
- Agnostic to devices and modes of data / voice transport
- User friendly and non-intrusive
- Operates on legacy devices and systems
  - 386 class processors
  - Windows 3.1

Market Opportunity Overview

IronClad

The global cost of cyber crime - ***$600 billion per year****

100 billion connected devices

Digital industrial control systems

Machine-to-machine

Smart tech for home and auto

Digital assistants (avatars)

Society is ill prepared to deal with the problem:

Global cyber-crime losses will be **$6 trillion in 2021****

Business losses will total **$8 trillion*****

5.0 billion personal data records will be stolen in 2020, up from 2.8 billion in 2017**

Sources:
* McAfee/CSIS Report, February 2018
** CyberSecurity Ventures
*** Juniper Research

Did the US Government have RSA?

The U.S. Office of personnel management reports theft of:

21,500,000 government employee SSNs

5,600,000 federal employee fingerprints

Equifax compromised **143,000,000** customers' credit information in the US.

The Marriott Hotel chain compromised up to **500,000,000** quests' personal information.

Did the Healthcare Industry have RSA?

1,000,000 Premera Blue Cross customers

80,000,000 current and former Anthem customers

1,100,000 Carefirst Blue Cross Blue Shield customers

4,500,000 UCLA Health System patients

10,000,000 Excellus Blue Cross Blue Shield

The cost of cybercrime will reach **$6 trillion by 2021** (predicted by CyberSecurity Ventures). Meanwhile, **all fortune 500 companies have been hacked.** (Brookings Institution's Center for 21st Century Security and Intelligence.)

Did J.P. Morgan have RSA?

83,000,000

J.P. Morgan customers

What's keeping your data safe?

Segment Spend Overview

IronClad

Top 3 business drivers for security spending

63%
protection of sensitive data

56%
regulatory compliance

31%
reducing incidents & breaches

Top spending areas for technology

- Access & authentication
- Advanced malware protection
- Endpoint protection

Data at Rest

IronClad

Makes Data Theft Virtually Impossible


A973G6

Ironclad Encryption creates a security ring around any data terminal such as a laptop or desktop computer.


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A constantly encrypted security code is required to access the terminal by one or more people.


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Simultaneous entry of the code ensures that only approved personnel are able to access data.

End-user Has The Ability To Customize The Security Level On Different Systems And Files.


DATA
BLOCK

ONE SECURITY RING
(Limited Access)


DATA
BLOCK

TWO SECURITY RINGS
(Restricted Access)


DATA
BLOCK

THREE SECURITY RINGS
(Highly Restricted Access)

Wide Market Potential

If a PIN is required, IronClad Encryption makes it virtually impossible to hack the transaction.


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SECURITY



COMMERCE




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Energy Companies Corporations Military

Retail ATMs Banking Restaurants

Intellectual Property

IronClad Patents granted by the USPTO in December 2018 and January 2019

(Each has a protected life-span of 20 years through December 2038 or January 2039):

1) *Securitization of Temporal Digital Communications with Authentication and Validation of User and Access Devices (patent #: US 10,154,021 B1)*
2) *Securing Temporal Digital Communications Via Authentication and Validation for Wireless User and Access Devices (patent #: US 10,171,444 B1)*
3) *User-Wearable Secured Devices Provided Assuring Authentication and Validation of Data Storage and Transmission (patent #: US 10,154,031 B1)*
4) *Devices that Utilize Random Tokens Which Direct Dynamic Random Access (patent #: US 10,171,435 B1)*
5) *Devices for Transmitting and Communicating Randomized Encrypted Data Utilizing Sub-Channels (patent #: US 10,154,016 B1)*
6) *Executable Coded Cipher Keys (patent #: US 10,154,015 B1)*
7) *Combined Hidden Dynamic Random-Access Devices Utilizing Selectable Keys and Key Locators for Communicating Randomized Data together with Sub-Channels and Coded Encryption Keys (patent #: US 10,158,613 B1)*

Intellectual Property (continued)

IronClad

Titles of the seven IronClad patent filings that have been converted and are being examined by the USPTO, and expected to be granted during 2019:

1) *Securing Temporal Digital Communications Via Authentication and Validation for Wireless User and Access Devices for Software Container*
2) *Protected and Secured User-Wearable Devices for Assured Authentication and Validation of Data Storage and Transmission that Utilize Securitized Containers*
3) *Securing Temporal Digital Communications Via Authentication and Validation for Wireless User and Access Devices Utilizing Blockchain*
4) *User-Wearable Secured Devices Provided with Encryption Assuring Authentication and Validation of Data Storage and Transmission that Utilize Blockchain*
5) *Managed Securitized and Encrypted Blockchain and Blockchain Communications*
6) *Managed Securitized and Encrypted Containers and Container Communications*
7) *Managed Securitized and Encrypted Blockchain and Blockchain Communications that Utilize Containers*

Go to Market Strategy

IronClad

World's First Context-Free, Natively-Secure Containers

Ironclad's ICEMicro leverages Docker environment to:

- Facilitate development of network applications in DevOps
- Incremental paid offerings that integrate monitor and control functions

Without the traditional pain points:

- No VPN's to manage
- No complicated TLS configuration/maintenance
- No specialist services required.

Targeted revenue-generating deployments in process now

Monetizing the Enterprise Edition:

- Enterprises moving to the cloud are using Managed Services Providers (MSPs)
- There are 40,000 MSPs in the US
- Sell ICEMicro directly to MSPs as they develop proprietary solutions
- Sell through MSPs as they offer ICEMicro as a solution to their customers
- Minimum engagement is $25K per year as recurring revenue

docker

Strategic Partners

LAYER3 communications

Technologent

onramp

Customers - ICEMicro

❖ Albeck Financial Services, Inc. – utilizes ICEMicro network security

Albeck provides financial reporting expertise and specialized transactional services to small- to mid-cap companies, to help them meet regulatory requirements and to assist with their technical needs. Albeck prepares clients for the financial reporting challenges and opportunities that regulatory bodies and the marketplace present. Albeck's services include but are not limited to: PBC and Supporting Schedule Development, Financial Reporting Preparation, Valuation Services, IPO/APO/Transactions, Due Diligence for Mergers & Acquisitions, Sarbanes-Oxley Compliance, Tax Services, Outsourced CFO & Controller Services and Back-office Accounting and Bookkeeping. Albeck Financial has over 30 years of financial consulting expertise.

❖ Charter Trading Corporation – utilizes ICEMicro network security

Charter Trading is a Department of Defense contractor that provides technical support and skilled personnel for U.S. military operations throughout the world and various international corporations. Its employees provide command, control, communications, computer, intelligence, Information Technology (IT) and telecom support in the field, including combat zones. Over its 30 year history, Charter Trading has supported operations within the U.S., North America, Latin America, Eastern Europe, North America and the Pacific region. Since 1989, Charter Trading has worked as a subcontractor to various companies including Harris, L3 Technologies, Peraton, Dyncorp International, Loral Hughes Corporation, UltiSat, and AT&T. Its customers have included the 12th Airforce (12AF), AT&T, Cable & Wireless Communications, the Missile Defense Agency, the Defense Information Systems Agency (DISA), Exxon, Hondutel, Nokia Siemens, Sirius XM Satellite Radio, SOUTHCOM, and the U.S. Army South (USARSO).

❖ Disaster Services Corporation – utilizes ICEMicro network security

The Disaster Services Corporation (DSC) contracts directly to the Department of Homeland Security for disaster relief efforts. DSC is a national non-profit Catholic lay organization that helps people in situational poverty as a result of natural and man-made disasters. DSC is a sister company to the National Society of Saint Vincent de Paul (SVDP). The program focuses on the Society's efforts regarding long-term case management needs of impacted people after all of the first-responder agencies have departed. The DSC's work is focused on systemic change in long term recovery through person to person support services. The DSC's functions include: Deploying Regional Rapid Response Teams, Supporting Disaster Recovery Centers known as Parish Recovery Assistance Centers (P-RACs), Aiding with Hotel Stays and Temporary Housing Costs, Providing Disaster Case Management to Impacted Families, Contracting for State and Private DCM Training, Assisting with Long Term Recovery Efforts, Furnishing Homes Through the House in the Box® Program, and Establishing Long Term Economic Recovery Programs.

Management Team

IronClad

J.D. MCGRAW - President & CEO, Board Member

- Co-founder of Nova Biosource Fuels, Inc. - served as President and a Board Member. Addressed venture capital and investment funding needs guiding the company to a successful public offering in 2006. In previous roles, administered services to over 150 companies including Adtec Digital, American Rice, Blockbuster Video, Chuck E. Cheese, Dryper, DataVan, International Recovery, Republic Industries and Swift Energy. Over his twenty-five-year career, has held posts as founder, CEO and President in a wide range of sectors, including oil and gas, and computer technology. Experience in large-scale roll-ups. Holds a Secret security clearance.

DANIEL M. LERNER - Chief Technology Officer, Founder & Inventor

- Former Chief Technology Officer for Teledrill Inc. - responsible for all aspects of technology, including design, engineering, production and field testing. Vast experience as a developer of technological products, electronics, computer software, and network security services. Adept leader of multi-disciplinary technology industry teams. BSEE and MSEE - La Salle University.

BILL SANSTROM – Chief Business Development & Marketing Officer

- Drove double-digit growth as an executive at Halliburton and several Halliburton -owned companies. Most recently he was Vice President of Global Business Development. Before that, he served as Vice President of international oil accounts Eni and Repsol and Vice President of Global Technical Solutions Marketing at Halliburton. At Sperry Drilling Services he was Global Business Development and Marketing Manager and later Vice President of Corporate Marketing and Global Technology Solutions. Before that, he was System Development Director and then Director of Global Operations at Landmark Graphics. Mr. Sanstrom began his career as a systems architect in Halliburton's Research and Development department. He holds three data compression patents and a B.S. in Petroleum Engineering - Colorado School of Mines.

DAVID G. GULLICKSON - Vice President, Treasurer & CFO

- Over 25 years of experience as a senior corporate executive officer, Chief Financial Officer or Chief Accounting Officer (and corporate Secretary) of several SEC registered companies on each of the major exchanges and markets, and for companies owned by private-equity companies that planned or implemented initial public offerings. Held corporate positions at companies including Hyperdynamics Corporation, the Southern Ute Indian Tribe (domestic sovereign nation: $4 billion in assets; $300 million of Tribe issued bonds “AAA” rated by Fitch and Moody’s), Greenfields Petroleum Corporation, and others. Bachelor of Arts - Economics and a Master of Professional Accounting both from the Univ of Texas, Austin. Mr. Gullickson is a Certified Public.

Board Members and Advisory Team

IronClad

MARK WATSON – *Board Member*
- Founding Member: Fitbit Accessories, a $100 million product line
- Founding Member: Microsoft's Xbox Operations
- Business Unit Director of PCH International, medical devices and high-tech accessories for major global consumer electronics brands
- Senior Consultant, Deloitte Consulting

JOHN S. REILAND – *Board Member*
- Former CFO of WorldCom
- Director of FlowTech Industries Inc.
- Partner at Price Waterhouse Cooper

BRADLEY B. JEWETT - *Advisor*
- Former Vice President - Corporate Finance, BMC Software Inc.
- Implemented ERM program for Microsoft Corporation
- Board member, Vanderbilt Graduate School of Management

SCOTT POSELL - *Advisor*
- Global Client Director, Fortinet
- Former Regional Director, A10 Networks
- Former Regional Director, Cylance Inc.
- Former Regional Manager, Aruba Networks

CHRISTOPHER SEVERSON - *Advisor*
- Chief Human Resources Officer, Digicel Group
- Head of Strategic Planning for a $3B Start Up Bank
- Former Director of Chief Control Office - Barclays Investment Bank
- Top Gun F18 Pilot & Instructor
- Top Secret Security Clearance

PETER BERNARD - *Advisor*
- Senior Consultant Warburg Pincus, LLC
- Former CEO of Landmark Graphics, the World's Largest Oil and Gas software company
- Former Senior Vice President of Halliburton
- Board Member of four Software Companies

CHRISTOPHER CRAWFORD - *Advisor*
- Former NSA/CIA Direct Area GSM, Internet Protocols and SS7
- Director MapR Technology Department of Defense
- Top Secret Security Clearance

JOE O'DONNELL - *Advisor*
- Serial Entrepreneurial Executive with expertise in monetizing minimally market viable Alpha/Beta stage cyber technologies. To include:
  - SecureLogix, and Sipera Systems (aquired by Avaya)
  - Cisco (Selsius aquisition) NPI Sales Leader
  - Palo Alto Networks NPI Sales Executive (Cyvera, Secdo, LightCyber acquisitions)

Key Takeaways

IronClad

- Next-generation cyber security company protecting data at rest or in motion across devices, networks and the cloud
- Patented Perpetual Authentication provides multi-level security redundancy ensuring encryption integrity and preventing unauthorized access
- Patented Dynamic Synchronous Key Management encrypts data on a block-by-block basis ensuring, in the unlikely event of a breach, only a meaningless block(s) of data may be exposed
- Highly efficient underlying technology requires low processing power, low power consumption, and low overhead enabling deployments across entire networks instead of just selected databases or files
- ICE Phone voice and data transmissions are peer-to-peer encrypted; however, the dynamic encryption keys themselves are not transmitted between devices further reducing the threat surface of Ironclad deployments
- Experienced management team with strong cyber security credentials

Contact Us

IronClad

IronClad Encryption

One Riverway 777 South Post Oak Lane

Suite 1700

Houston, Texas 77056

Tel: (888) 362-7972

(888) ENCRYPT2

www.ironcladencryption.com

Investor Relations

Matthew Abenante

Senior Vice President

Porter, LeVay & Rose, Inc.

Seven Penn Plaza, Suite 810

New York, New York 10001

Tel: (212) 564-4700

IRNC@plrinvest.com

www.plrinvest.com

APPENDIX

This appendix contains five slides with additional information.

The IronClad Solution

IronClad

Multi-level security that makes data theft virtually impossible:

Ironclad Encryption creates a **security ring** around any data terminal such as laptop or desktop computer

Constantly encrypted **security code is required** to access the terminal by one or more people

Simultaneous entry of the code ensures only **approved personnel** can access data

End-user has the **ability to customize** the level on different systems and files

Secure data in transit:

- Digital communication: protocols from Bluetooth to Wi-Fi to LTE (Long-Term Evolution), proprietary or standard

Secure data at rest:

- Stored data: from mobile phones to personal and business computers to government servers is actively encrypted

Patented Ironclad Technology

IronClad

The Patented Solution



Data Block
Data Block

Patented, key-based encryption - the IronClad solution is virtually impossible to compromise:

- 4000+-BIT Master Key for each data block
- Each data block is encrypted at data entry point
- Synchronized encryption continuously re-authenticates each data block during a communication session – delivering heightened security through “ratcheting”
- Hackers are unable to extract meaningful information
- Data is continuously protected and secure

Why other encryption methods fail:

- Standard encryption technologies use a single point of encryption
- “Brute force” hacking methods break a single encryption, exposing all data within the targeted data communication

Appendix 2

PLC Industrial SCADA Network Gateway

IronClad

BlackICE

The Black ICE Encrypted Gateway protects industrial plants and factories by securing all data communication between the local automation network and highly vulnerable Programmable Logic Controllers (PLC). BlackICE can prevent losses – financial, equipment and life – due to malicious attacks on control networks.

BlackICE protects the WiFi connections between industrial computers and the components they control. Applications include: utility, energy, chemical, and critical infrastructure plants.

Product Offering (Available Q3' 2018):

- ICE Micro Encryption
- Serial port for 2-Factor Authentication and menu-driven device configuration
- Local Web interface for device configuration Interface
- Secure Storage to Crypto memory key storage
- USB: 1 USB slot for programming/download of master keys
- Blue LED for encrypted connection
- Mounting: DIN Rack mountable packaging



BlackICE Strategic Partner

BlackPearl ENGINEERING

Platform Specifications:

- Processor: NXP
- System memory: 1GB SDRAM
- Ethernet: 10/100/1000 Based-Tx RJ-45 connector x2
- LED per port (on the port): Link/Activity (Green on/Green blinking) Full Duplex/Collision (Yellow on/ Yellow blinking)
- Blue LED for Encrypted connection
- OS support: Embedded Linux 2.6.21
- Serial port: RS232/422/485 x1
- ambient air temperature for operation 0...60 °C

Appendix 3

Secure Phone Application

ICE Fortress

ICE Fortress is a secure phone application unlike any other. Running on Google Android and Apple iOS, ICE Fortress provides the highest level of security and encryption on the most critical functions of a consumer smart phones including voice, text and email with no compromise.

Ironclad's ICE Fortress addresses these two market segments:

- High-Threat Risk consumer mobile and Corporate Enterprise

Product Offering (Available Q1' 2019, subscription based model):

- Enables corporate IT management/configuration of phones including remote abilities such a kill switch
- Ultra-secure encryption key management and authentication
- Upgrade features such as secure video conferencing
- Future roadmap for encryption of data at rest



Strategic Partners

PollenTech

Appendix 4

Ultra-Rugged, Ultra-Secure Phone

IronClad

ICE Phone

Ironclad's first generation, ultra-rugged ultra-secure ICE phone targets clients requiring 100% secure communications platform

Ironclad's ICE phone will initially address markets needing security <u>AND</u> ruggedness:

- Local, state and federal agencies such as emergency response teams
- Outdoor personnel working under harsh conditions and in sensitive fields like oil exploration

Product Offering (Available Q2' 2019):

- Ultra-Rugged: Impact resistant and water-proof
- Ultra-Secure: Voice, Text and Email
- Multi-Touch Smart Phone


sonim

ICE Phone Strategic Partners

sonim BUILT FOR LIFE™

PollenTech

CHARTER

Appendix 5

IronClad Encryption

DATA AND COMMUNICATION DEFENSE SOLUTIONS

"Securing your data at rest and in motion"

OTCQB: IRNC